iShares®
iShares Trust
iShares ESG MSCI EM Leaders ETF (LDEM)
(the “Fund”)
Supplement dated June 2, 2025 to the currently effective Summary Prospectus,
Prospectus, and Statement of Additional Information (“SAI”) of the Fund
MSCI has enhanced the existing methodology for the MSCI Selection Indexes (formerly MSCI ESG Leaders Indexes), which are MSCI’s Standard size‑segment indexes that serve as the foundation for the Fund’s existing custom underlying index.
Accordingly, the following methodology enhancements made to the MSCI Selection Indexes as part of MSCI’s May 2025 Annual Index Review are applied to the Fund’s custom underlying index as part of the regularly scheduled index rebalance on May 30, 2025 and effective at market open on June 2, 2025:
Change to the Fund’s “Principal Investment Strategies”
The third sentence of the first paragraph of the section entitled “Principal Investment Strategies” on page S‑1 of the Summary Prospectus and page S‑31 of the Prospectus is deleted in its entirety and replaced with the following:
The Index Provider begins with the MSCI Emerging Markets Index (the “Parent Index”) and excludes securities of companies involved in the business of alcohol, tobacco, gambling, nuclear power and weapons, palm oil, artic oil and gas, thermal coal and unconventional oil and gas businesses (e.g. thermal coal extraction and generation or oil sands extraction), companies involved with conventional and controversial weapons, and producers and major retailers of civilian firearms based on revenue or percentage of revenue thresholds for certain categories (e.g. $1 billion or 50%) and categorical exclusions for others (e.g. nuclear weapons).
The first sentence of the fourth paragraph of the section entitled “Principal Investment Strategies” on page S‑2 of the Summary Prospectus and page S‑32 of the Prospectus is deleted in its entirety and replaced with the following:
Following these eligibility screens, companies are then ordered within each Global Industry Classification Standard® (“GICS”) sector, first based on ESG ratings, current index membership, industry-adjusted ESG scores and then based on free float-adjusted market capitalization.
The first paragraph of the Index Description subsection of the section entitled “MSCI EM Extended ESG Leaders 5% Issuer Capped Index” on pages 56 and 57 of the SAI is deleted in its entirety and replaced with the following:
Index Description. The MSCI EM Extended ESG Leaders 5% Issuer Capped Index is designed to reflect the equity performance of emerging market companies with favorable ESG characteristics (as determined by MSCI ESG Research). As of August 31, 2024, MSCI considers the following to be emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The Underlying Index is also capped to limit issuer concentration by constraining the maximum weight of all issuers to 5%. MSCI begins with the MSCI Emerging Markets Index, and excludes the following:

•	Alcohol producers that earn 10% or more of revenue from production of alcohol-related products;

•	Manufacturers of tobacco products including companies that grow or process raw tobacco leaves; all companies deriving 5% or more of revenue if a producer, retailer, distributor, supplier, or licensor;

•	Gambling support and operations companies that earn 10% or more of revenue from operations from gambling-related products;

•
Nuclear power companies with 10% or more of revenue from generation or installation attributed to nuclear sources, all companies involved in nuclear fuel enrichment for nuclear power generation, all companies involved in uranium mining for nuclear power generation, and all companies involved in nuclear reactor design or construction for nuclear power generation;

•	Companies that manufacture conventional weapons components or conventional weapons and weapons systems and earn 10% or more of revenues from these activities;

•	Manufacturers of nuclear weapon components or systems that earn 10% or more of revenue from these activities;

•	Companies involved in palm oil businesses that earn 5% or more in revenue from the production of palm oil;

•	Companies involved in arctic oil and gas businesses that earn 5% or more aggregate revenue from arctic oil and gas production, which includes offshore or onshore oil and gas production;

•
Companies with any tie to controversial weapons such as cluster munitions, landmines, depleted uranium weapons, biological/chemical weapons, blinding lasers, non‑detectable fragments and incendiary weapons;

•
Companies involved in thermal coal and unconventional oil and gas businesses that earn 5% or more in revenue from thermal coal extraction and/or oil sands extraction, and 5% or more in revenue from thermal coal generation; and

•
Producers of firearms and small arms ammunitions for civilian markets (not including companies that cater to the military, government, and law enforcement markets), all companies deriving 5% or more revenue from the production and distribution (wholesale or retail) of firearms or small arms ammunition intended for civilian use, and all companies that earn more than $20 million in revenue, from civilian firearms-related products.

The first sentence of the third paragraph of the Index Description subsection of the section entitled “MSCI EM Extended ESG Leaders 5% Issuer Capped Index” on page 57 of the SAI is deleted in its entirety and replaced with the following:
Following these eligibility screens, companies are then ordered within each Global Industry Classification Standard (“GICS”) sector, first based on ESG ratings, current index membership, industry-adjusted ESG scores and then based on free-float adjusted market capitalization.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑LDEMmc‑0625

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